Exhibit 99.2 REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview February 2021Exhibit 99.2 REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview February 2021

Forward-Looking Statements and Other Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the treatment potential of FX-322, the Phase 2a clinical trial of FX-322 and the Phase 1b studies in age-related hearing loss and severe SNHL patients, design, pace and timing of enrollment for the Phase 1b studies in age-related hearing loss and severe SNHL, the timing and completeness of data from the Phase 2a clinical trial and Phase 1b studies in age-related hearing loss and severe SNHL, the results and implications of the Phase 1/2 durability of response data, the timing and results of the open-label safety study evaluating the administration conditions for FX-322, the timing of end of phase 2 meetings with the FDA and future pivotal studies, the ability of our technology platform to provide patient benefit, the impact of COVID-19 on the Company's on-going and planned clinical trials and business, future milestone and royalty payments under the license and collaboration agreement with Astellas Pharma Inc. ("Astellas"), the sufficiency of the Company's cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the commercial opportunity of FX-322 and the impact on existing treatment paradigms, the timing of the remyelination program, and the potential application of the PCA platform to other diseases.

These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: Frequency Therapeutics (the "Company") has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company's dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; the impact of the COVID-19 impact; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption "Risk factors" in the Company's Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 16, 2020 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

© Frequency Therapeutics, Inc.
2

2021 – A Year of Data and Growth

LEADERSHIP

Bringing focus to **Speech Intelligibility** as the major unmet clinical need for hearing loss patients

Publication of clinical data in ***Otology & Neurotology***

Setting the standard - Creating the regulatory and clinical path forward

MOMENTUM

Late Q1 2021: day-90 read out of FX-322 Phase 2a study

Late Q2 2021: end-of-study readout of FX-322 Phase 2a study

Continued partnership with Astellas

CLARITY

Understanding the broadest patient population that can be helped by FX-322. New Phase 1b studies in age related and severe hearing loss

Developing extensive HCP, patient and payor insights to guide strategy

© Frequency Therapeutics, Inc.
3

Frequency Therapeutics: Pioneering a New Mode of Medicine Lead program, FX-322, showed first evidence of a hearing signal and hearing restoration in a clinical study; potential to treat tens of millions of patients Clinical-stage company Clinical-stage company that uses small molecules to activate progenitor cells within the body to that uses small molecules to activate progenitor cells within the body restore damaged cells and tissue Transformative approach to regenerative medicine potentially for a broad range of degenerative nd diseases, including a 2 program in multiple sclerosis c Frequency Therapeutics, Inc. 4Frequency Therapeutics: Pioneering a New Mode of Medicine Lead program, FX-322, showed first evidence of a hearing signal and hearing restoration in a clinical study; potential to treat tens of millions of patients Clinical-stage company Clinical-stage company that uses small molecules to activate progenitor cells within the body to that uses small molecules to activate progenitor cells within the body restore damaged cells and tissue Transformative approach to regenerative medicine potentially for a broad range of degenerative nd diseases, including a 2 program in multiple sclerosis c Frequency Therapeutics, Inc. 4

Frequency Therapeutics: A Vision Built on Regeneration Since 2014 Frequency has Hearing loss: the been developing a powerful 4th largest cause new therapeutic approach to address a condition for which of disability there has been limited innovation in decades. globally Source: Wilson, et al. Lancet. (2017) c Frequency Therapeutics, Inc. 5Frequency Therapeutics: A Vision Built on Regeneration Since 2014 Frequency has Hearing loss: the been developing a powerful 4th largest cause new therapeutic approach to address a condition for which of disability there has been limited innovation in decades. globally Source: Wilson, et al. Lancet. (2017) c Frequency Therapeutics, Inc. 5

FREQUENCY THERAPEUTICS

Large Hearing Loss Market: No Restorative Treatments



Only 20% market penetration for Hearing Aids



~$10 Billion

US hearing aid market annual sales



~41 Million

SNHL patients in US



$750 Billion

Lost annually due to untreated hearing loss globally

© Frequency Therapeutics, Inc.

6

Intelligibility - The Major Unmet Clinical Need I’M NOTICING AND UNDERSTANDING WHAT YOU’RE SAYING.Intelligibility - The Major Unmet Clinical Need I’M NOTICING AND UNDERSTANDING WHAT YOU’RE SAYING.

High Frequencies are Critical for Intelligibility For someone with high-frequency hearing loss, words may be indistinguishable – impacting their ability to understand and communicate.High Frequencies are Critical for Intelligibility For someone with high-frequency hearing loss, words may be indistinguishable – impacting their ability to understand and communicate.

40% of the words in English rely on the use of High Frequency Consonants 42% Of the words in Mandarin 55% Of the words in Spanish c Frequency Therapeutics, Inc. 940% of the words in English rely on the use of High Frequency Consonants 42% Of the words in Mandarin 55% Of the words in Spanish c Frequency Therapeutics, Inc. 9

Hearing Loss May Have a Significant Impact on Overall Health Increased risks with untreated hearing loss “Hearing loss is the largest potentially modifiable risk 50% 41% factor for developing dementia” July, 2020 DEMENTIA DEPRESSION JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal © CO OP 2021 Administrative Claims Study.Hearing Loss May Have a Significant Impact on Overall Health Increased risks with untreated hearing loss “Hearing loss is the largest potentially modifiable risk 50% 41% factor for developing dementia” July, 2020 DEMENTIA DEPRESSION JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal © CO OP 2021 Administrative Claims Study.

The Problem: Missing Sensory Hair Cells in the Cochlea

"Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss."

- Journal of Neuroscience,

July 2020


Missing Sensory Hair Cells
Sensory Hair Cells
Progenitor Cells

11

Solution: A Therapy to Address the Underlying Pathology Activating progenitor cells to regenerate sensory hair cells in the cochlea 12Solution: A Therapy to Address the Underlying Pathology Activating progenitor cells to regenerate sensory hair cells in the cochlea 12

Solution: Directly Targeting Regenerating Sensory Hairs in the Cochlea FX-322 is administered via a standard The injection concentrates FX-322 in the cochlear region that intratympanic injection, a common procedure detects extended high-frequency sounds, critical for speech ENTs perform routinely intelligibility c Frequency Therapeutics, Inc. 13Solution: Directly Targeting Regenerating Sensory Hairs in the Cochlea FX-322 is administered via a standard The injection concentrates FX-322 in the cochlear region that intratympanic injection, a common procedure detects extended high-frequency sounds, critical for speech ENTs perform routinely intelligibility c Frequency Therapeutics, Inc. 13

Increasing Focus on Higher-Level Hearing Benefit Intelligibility (Clarity) Audibility (Loudness) measured with word recognition and measured with pure tone test words-in-noise tests (Standard, Validated Tests) Word Recognition Test • List of 50 monosyllabic words • Single words played in quiet Words-in-Noise Test • Background noise from multiple voices • Played at different signal-to-noise ratios c Frequency Therapeutics, Inc. 14Increasing Focus on Higher-Level Hearing Benefit Intelligibility (Clarity) Audibility (Loudness) measured with word recognition and measured with pure tone test words-in-noise tests (Standard, Validated Tests) Word Recognition Test • List of 50 monosyllabic words • Single words played in quiet Words-in-Noise Test • Background noise from multiple voices • Played at different signal-to-noise ratios c Frequency Therapeutics, Inc. 14

Recap: Completed FX-322 Phase 1/2 Safety Study Study Design • FX-322 shown to have a favorable safety profile Key Findings – no serious AEs Absolute Word Recognition Scores 50 Single No Injection 40 Injection • Clinically meaningful improvement in word All 23 30 15 drug, patients recognition scores in patients with measurable 8 placebo 20 word recognition deficits 10 0 % Change from Baseline in Word Recognition Scores • Statistically significant improvement in word recognition scores (words in quiet/sound clarity) Injection only in one ear creating an p = 0.010 additional control % Change from Baseline in Words-in-Noise Scores • Safety study • Patients with mild to moderate SNHL; • Improvement trend in words-in-noise permanent NIHL/SSNHL for at least 6 months • Majority of patients did not have measurable p = 0.211 impairment in WR FX-322 PlaceboRecap: Completed FX-322 Phase 1/2 Safety Study Study Design • FX-322 shown to have a favorable safety profile Key Findings – no serious AEs Absolute Word Recognition Scores 50 Single No Injection 40 Injection • Clinically meaningful improvement in word All 23 30 15 drug, patients recognition scores in patients with measurable 8 placebo 20 word recognition deficits 10 0 % Change from Baseline in Word Recognition Scores • Statistically significant improvement in word recognition scores (words in quiet/sound clarity) Injection only in one ear creating an p = 0.010 additional control % Change from Baseline in Words-in-Noise Scores • Safety study • Patients with mild to moderate SNHL; • Improvement trend in words-in-noise permanent NIHL/SSNHL for at least 6 months • Majority of patients did not have measurable p = 0.211 impairment in WR FX-322 Placebo

FX-322 Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing



50
40
30
20
10
0
50W
14
34
*25W
30
Month 16**
7
16
12
Month 21**
20
39
35
Month 19**
26
47
38
Month 13**
29
38
22
Month 21**
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5

Key Findings

- **Preliminary evidence indicating a durable benefit of hearing clarity**

Baseline - Correct words out of 50

Day 90 - Correct words out of 50

1-2 Years - Correct words out of 50

Three patients who had durable improvements in intelligibility *also* had pure tone audiometry improvements of 10 – 15 dB at the highest frequency tested (8k Hz)

- *25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words
- 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing
- **Since FX-322 dosing

Frequency Therapeutics, Inc.

16

FX-322 Clinical Data Published in Leading Journal FX-322 Phase 1/2 and drug delivery studies • Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al.) • Peer-reviewed • Pre-eminent journal in the field • Editor: Larry Lustig, M.D. Chair, Department of Otolaryngology - Head & Neck Surgery at Columbia University DOI: 10.1097/MAO.0000000000003120 c Frequency Therapeutics, Inc. 17FX-322 Clinical Data Published in Leading Journal FX-322 Phase 1/2 and drug delivery studies • Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al.) • Peer-reviewed • Pre-eminent journal in the field • Editor: Larry Lustig, M.D. Chair, Department of Otolaryngology - Head & Neck Surgery at Columbia University DOI: 10.1097/MAO.0000000000003120 c Frequency Therapeutics, Inc. 17

FX-322 Study - Phase 2a Design, Single and Multiple Doses Screening NIHL/SSNHL Mild to Moderately Severe • Double-blind, placebo-controlled, multi-center, adults ages 18-65 Randomize 1:1:1:1 • All subjects have meaningful word recognition deficits • Efficacy and exploratory endpoints • Word recognition FX-322 FX-322 FX-322 Placebo • Words-in-noise 1X 2X 4X 4X • Pure tone audiometry (0.25- N = 24 N = 24 N = 24 N = 24 16kHz) • Tinnitus questionnaire • QoL questionnaires Weekly Dosing Follow-up Visits Days 15, 30, 60, 90, 120, 150, 180, 210 Study Enrollment Completed Sept. 2020 c Frequency Therapeutics, Inc. 18FX-322 Study - Phase 2a Design, Single and Multiple Doses Screening NIHL/SSNHL Mild to Moderately Severe • Double-blind, placebo-controlled, multi-center, adults ages 18-65 Randomize 1:1:1:1 • All subjects have meaningful word recognition deficits • Efficacy and exploratory endpoints • Word recognition FX-322 FX-322 FX-322 Placebo • Words-in-noise 1X 2X 4X 4X • Pure tone audiometry (0.25- N = 24 N = 24 N = 24 N = 24 16kHz) • Tinnitus questionnaire • QoL questionnaires Weekly Dosing Follow-up Visits Days 15, 30, 60, 90, 120, 150, 180, 210 Study Enrollment Completed Sept. 2020 c Frequency Therapeutics, Inc. 18

Phase 2a Study objectives Further establish Evaluate Clarify endpoints hearing signal repeat dosing and patient population for registration FX-322 impact on secondary Improvements in measures including ultra-high key intelligibility measures frequency pure tones, tinnitus such as word recognition and and QOL measures words in noise c Frequency Therapeutics, Inc. 19Phase 2a Study objectives Further establish Evaluate Clarify endpoints hearing signal repeat dosing and patient population for registration FX-322 impact on secondary Improvements in measures including ultra-high key intelligibility measures frequency pure tones, tinnitus such as word recognition and and QOL measures words in noise c Frequency Therapeutics, Inc. 19

Collecting Key Data to Inform Clinical Program Phase 1/2 Study Phase 2a Study Overview N= 23 N= 95 Hearing restoration signal observed Further establish signal & validate potential endpoints Word recognition/Words-in-noise Word recognition/Words-in-noise Pure tone audiometry at 8kHz (0.25-8kHz) Pure tone audiometry /extended frequencies (0.25-16kHz) Tinnitus questionnaire QoL questionnaires Entrance criteria limited participation of subjects with meaningful Entrance criteria required all subjects have meaningful word word recognition/words-in-noise deficits recognition deficits Single dose Single and multiple doses Studies are double-blind, placebo-controlled, multi-center, in adults ages 18-65Collecting Key Data to Inform Clinical Program Phase 1/2 Study Phase 2a Study Overview N= 23 N= 95 Hearing restoration signal observed Further establish signal & validate potential endpoints Word recognition/Words-in-noise Word recognition/Words-in-noise Pure tone audiometry at 8kHz (0.25-8kHz) Pure tone audiometry /extended frequencies (0.25-16kHz) Tinnitus questionnaire QoL questionnaires Entrance criteria limited participation of subjects with meaningful Entrance criteria required all subjects have meaningful word word recognition/words-in-noise deficits recognition deficits Single dose Single and multiple doses Studies are double-blind, placebo-controlled, multi-center, in adults ages 18-65

Phase 2a Readouts Day-90 FX-322 day-90 group-level data review (late Q1 2021): • Speech intelligibility as measured by WR and WIN testing • Pure Tone Audiometry measures at frequencies from 0.25 kHz to 16 kHz • Partial data on measures of FX-322 on tinnitus, impact on QoL • Safety profilePhase 2a Readouts Day-90 FX-322 day-90 group-level data review (late Q1 2021): • Speech intelligibility as measured by WR and WIN testing • Pure Tone Audiometry measures at frequencies from 0.25 kHz to 16 kHz • Partial data on measures of FX-322 on tinnitus, impact on QoL • Safety profile

Phase 2a Readouts End of Study FX-322 end-of-study group- and individual- level data readout (late Q2 2021): • Full (7 month) intelligibility and audibility data. • Seven-month durability data (all patients) • Full study data on measures of FX-322 on tinnitus, impact on QoL • Safety profilePhase 2a Readouts End of Study FX-322 end-of-study group- and individual- level data readout (late Q2 2021): • Full (7 month) intelligibility and audibility data. • Seven-month durability data (all patients) • Full study data on measures of FX-322 on tinnitus, impact on QoL • Safety profile

Building on Existing Treatment Paradigms ENT treatment role in diagnosis, cochlear ENT Without implant or bone- anchored hearing aid Therapeutics (Current State) Audiologist Empowers ENT’s with a therapeutic intervention Patient Diagnosis Treatment Monitoring Journey Anticipate Audiologists will see increased patient Audiologist flow With Increased patient flow to Hearing aid still Need for on-going Therapeutics AUD for diagnosis dispensed by AUD monitoring by AUD (Future State) Diagnosis, therapeutic ENT administered by ENT c Frequency Therapeutics, Inc. 23Building on Existing Treatment Paradigms ENT treatment role in diagnosis, cochlear ENT Without implant or bone- anchored hearing aid Therapeutics (Current State) Audiologist Empowers ENT’s with a therapeutic intervention Patient Diagnosis Treatment Monitoring Journey Anticipate Audiologists will see increased patient Audiologist flow With Increased patient flow to Hearing aid still Need for on-going Therapeutics AUD for diagnosis dispensed by AUD monitoring by AUD (Future State) Diagnosis, therapeutic ENT administered by ENT c Frequency Therapeutics, Inc. 23

Understanding the Broader potential of FX- Phase 1b Study 322 evaluating ages 18- 65 with severe 5M severe hearing loss Each SNHL Type Being Studied in FX-322 clinical program represents a significant patient population Phase 1b Study evaluating ages 66-85 with mild to moderately severe age- related 16M mild to moderate, age 65+ hearing loss Phase 2a Study evaluating ages 18 – 65 with noise induced and sudden mild to 20M mild to moderate, age 18-65 moderately severe SNHL Source: NCHS Survey Data 2016-18; NCHS 2017; NCHS 2016; c Frequency Therapeutics, Inc. 24Understanding the Broader potential of FX- Phase 1b Study 322 evaluating ages 18- 65 with severe 5M severe hearing loss Each SNHL Type Being Studied in FX-322 clinical program represents a significant patient population Phase 1b Study evaluating ages 66-85 with mild to moderately severe age- related 16M mild to moderate, age 65+ hearing loss Phase 2a Study evaluating ages 18 – 65 with noise induced and sudden mild to 20M mild to moderate, age 18-65 moderately severe SNHL Source: NCHS Survey Data 2016-18; NCHS 2017; NCHS 2016; c Frequency Therapeutics, Inc. 24

Program Momentum and Expansion

Sensorineural Hearing Loss (SNHL)	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
FX-322 Phase 2a – 202 Study Study of noise induced and sudden SNHL patients with mild to moderately severe acquired SNHL, ages 18 – 65	Fully enrolled; Day-90 data analysis planned for late Q1 2021 with end of study read out in late Q2 2021				
FX-322 Phase 1b – 112 Study Study of mild to moderately severe age-related hearing loss patients, ages 66 - 85	First patient dosed October 2020, read out planned for Q2 2021				
FX-322 Phase 1b – 113 Study Study of patients with severe SNHL, ages 18 – 65	Study commenced in Q4 2020, read out planned for Q3 2021				

	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Remyelination in Multiple Sclerosis	Regulatory submission planned for H2 2021				

*The Company is also conducting an open-label Phase 1 safety study looking at the administration conditions for FX-322

© Frequency Therapeutics, Inc.

25

Regenerative Approach with Broad Potential Brain Ear Eye Lung Skin Progenitor cells are stem cells that are pre- programmed to perform a specific activity Bone Intestine Muscle Cartilage Potential to address a range of degenerative diseases c Frequency Therapeutics, Inc. 26Regenerative Approach with Broad Potential Brain Ear Eye Lung Skin Progenitor cells are stem cells that are pre- programmed to perform a specific activity Bone Intestine Muscle Cartilage Potential to address a range of degenerative diseases c Frequency Therapeutics, Inc. 26

Remyelination Program for Multiple Sclerosis

Remyelination is the major unmet need in MS

- Little room to improve current immunomodulators
- Patients still decline due to lack of myelination
- Target population for remyelination represents 50% of MS patients

Target Regulatory submission - 2H21

- Single agents have demonstrated signal in early Phase 2 MS studies
- Frequency has secured rights across multiple key classes of molecules
- Building on Frequency expertise in synergistic combinations of small molecules



© Frequency Therapeutics, Inc.
27

FREQUENCY THERAPEUTICS

Summary and Financial Profile

Addressing Broadest Potential SNHL Market

Studies across **all major SNHL types**

Addressable market of >40 million people in the US

FX-322 Near-Term Data Readouts

Continued clinical validation and development progress towards pivotal studies

Ex-US Partnership with Strong Potential Milestones and Royalties astellas

Platform Potential

PCA platform with potential to treat patients across **numerous degenerative diseases**

$224.2 Million in Cash and Cash Equivalents

*As of Sept. 30, 2020. Excludes restricted cash

Well capitalized for advancement of pivotal trials.

Runway into 2023

28

© Frequency Therapeutics, Inc.

REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview February 2021REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview February 2021

APPENDIX c Frequency Therapeutics, Inc. 30APPENDIX c Frequency Therapeutics, Inc. 30

Broad Potential of Progenitor Cell Activation Approach c Frequency Therapeutics, Inc. 31Broad Potential of Progenitor Cell Activation Approach c Frequency Therapeutics, Inc. 31

Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Intestinal Enabling Cochlear Frequency Therapeutics Regeneration Regeneration Small molecule therapeutics show Langer and Karp publish small Same cues reactivate normally molecules activate intestinal inactive progenitors in the clinical proof of concept progenitors cochlea Clonal Expansion of Lgr5-Positive Niche-independent high-purity Cells from Mammalian Cochlea cultures of Lgr5+ intestinal stem and High-Purity Generation of cells and their progeny Sensory Hair Cells c Frequency Therapeutics, Inc. 32Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Intestinal Enabling Cochlear Frequency Therapeutics Regeneration Regeneration Small molecule therapeutics show Langer and Karp publish small Same cues reactivate normally molecules activate intestinal inactive progenitors in the clinical proof of concept progenitors cochlea Clonal Expansion of Lgr5-Positive Niche-independent high-purity Cells from Mammalian Cochlea cultures of Lgr5+ intestinal stem and High-Purity Generation of cells and their progeny Sensory Hair Cells c Frequency Therapeutics, Inc. 32

Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor Cell Inactive ACTIVATED Progenitor Progenitor Asymmetric division using native programs + Functional Target Cell Combinations of small molecules designed to activate progenitor cells c Frequency Therapeutics, Inc. 33Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor Cell Inactive ACTIVATED Progenitor Progenitor Asymmetric division using native programs + Functional Target Cell Combinations of small molecules designed to activate progenitor cells c Frequency Therapeutics, Inc. 33

FREQUENCY THERAPEUTICS

Uniqueness of Our PCA approach

Previous Approaches

Frequency's PCA Approach



Pluripotent
Multipotent
Bipotent
Fully Differentiated
Yamanaka 4 Factors
Transdifferentiation
Hair Cell
Progenitor Cell
Partial Reprogramming
Hair Cell
Progenitor Cell

© Frequency Therapeutics, Inc.
34

Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine Harnessing Innate No Change to Ease of Biology Genome Manufacturing Progenitors already Activating native Use of small located within target programs, reducing molecules: no need to tissue safety concerns remove or grow cells ex vivo c Frequency Therapeutics, Inc. 35Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine Harnessing Innate No Change to Ease of Biology Genome Manufacturing Progenitors already Activating native Use of small located within target programs, reducing molecules: no need to tissue safety concerns remove or grow cells ex vivo c Frequency Therapeutics, Inc. 35

Progenitors in Place to Replace Hair Cell Loss Human Cochlea Cross-section Audiogram Despite Hair Cell Loss, Progenitor Cells Remain 47 Year Old Male with Occupational Noise Deafness c Frequency Therapeutics, Inc. 36Progenitors in Place to Replace Hair Cell Loss Human Cochlea Cross-section Audiogram Despite Hair Cell Loss, Progenitor Cells Remain 47 Year Old Male with Occupational Noise Deafness c Frequency Therapeutics, Inc. 36

Profound Synergy Between Pathways to Regenerate Cells

Cochlear Progenitor Proliferation (Lgr5-GFP)


Count
0 50 100 150
10^2 10^3 10^4 10^5
GFP

Culture Media

Wnt Activation
(glycogen synthase kinase-3
(GSK3) Inhibitor; NCE)

HDAC Inhibition
(sodium valproate)

Wnt Activation + HDAC inhibition

PROFOUND SYNERGY

HDAC = Histone deacetylase
NCE = new chemical entity
In vitro mouse model testing

© Frequency Therapeutics, Inc.
37

Strong FX-322 Pre-Clinical Validation Test Outcome In vitro Adult human inner ear tissue Created new hair cells In vivo Restored hair cells and hearing across Adult deafened mice all frequencies Achieved active levels in the cochlea Therapeutic drug levels in multiple species c Frequency Therapeutics, Inc. 38Strong FX-322 Pre-Clinical Validation Test Outcome In vitro Adult human inner ear tissue Created new hair cells In vivo Restored hair cells and hearing across Adult deafened mice all frequencies Achieved active levels in the cochlea Therapeutic drug levels in multiple species c Frequency Therapeutics, Inc. 38

FX-322 Program Advances and Global Opportunity c Frequency Therapeutics, Inc. 39FX-322 Program Advances and Global Opportunity c Frequency Therapeutics, Inc. 39

FREQUENCY THERAPEUTICS

FX-322: Robust Clinical Phase 1/2 Design

Study Overview

- Assess safety in patients with sensorineural hearing loss
- Stable patients
- Evaluated hearing by word testing and pure tones

Screening NIHL/SSNHL
Mild to Moderately Severe

FX-322
N = 15

Placebo
N = 8

Day 1 | Dose

Follow-up Visits
Days 15, 30, 60, 90

Single Injection
15 drug,
8 placebo

No Injection
All 23
patients



Injection only in one ear creating an additional control

© Frequency Therapeutics, Inc.

40

FREQUENCY THERAPEUTICS

FX-322: Successful Phase 1/2 Study Completed

Exploratory Endpoints - Evaluating Hearing Signal

Mild SNHL patients (9 treated w/FX-322; 5 placebo)

- Baseline WR typically 45+ word out of 50 (ceiling effect)

Moderate SNHL patients (6 treated w/FX-322; 3 Placebo)

- Could be assessed for hearing improvement


Screening NIHL/SSNHL
Mild to Moderately Severe
FX-322
N = 15
Placebo
N = 8
Day 1 | Dose
Follow-up Visits
Days 15, 30, 60, 90

Key Findings

- **Favorable safety profile**
- **No change in placebo patients**
- **No change in untreated ears**

© Frequency Therapeutics, Inc.
41

First Drug Candidate to Show Clinically Meaningful Improvements in Word Recognition Absolute Word Recognition Scores 50 47* Clarity of Sound 40 Used word tests in a quiet background 39* 38 34* Baseline - Correct words out of 50 30 29 Day 90 - Correct words out of 50 26 Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 20 words 20 16* *Statistically significant and clinically 14 12 meaningful improvements in word 10 recognition 8 7 0 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 c Frequency Therapeutics, Inc. 42First Drug Candidate to Show Clinically Meaningful Improvements in Word Recognition Absolute Word Recognition Scores 50 47* Clarity of Sound 40 Used word tests in a quiet background 39* 38 34* Baseline - Correct words out of 50 30 29 Day 90 - Correct words out of 50 26 Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 20 words 20 16* *Statistically significant and clinically 14 12 meaningful improvements in word 10 recognition 8 7 0 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 c Frequency Therapeutics, Inc. 42

Sustained Improvements in Sound Clarity Statistically Significant Improvement Clear Improvement Trend in Sound Clarity (words in quiet) in Words-in-Noise p = 0.010 p = 0.211 FX-322 Placebo c Frequency Therapeutics, Inc. 43 Improvement % change from baseline % change from baselineSustained Improvements in Sound Clarity Statistically Significant Improvement Clear Improvement Trend in Sound Clarity (words in quiet) in Words-in-Noise p = 0.010 p = 0.211 FX-322 Placebo c Frequency Therapeutics, Inc. 43 Improvement % change from baseline % change from baseline

Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to see if cochlear drug levels can be directly measured in patients undergoing cochlear implant surgery following FX-322 injection Key Findings: • Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed • Drug levels predicted to result in therapeutic activity Taken together with the Phase 1/2 study, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic c Frequency Therapeutics, Inc. 44Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to see if cochlear drug levels can be directly measured in patients undergoing cochlear implant surgery following FX-322 injection Key Findings: • Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed • Drug levels predicted to result in therapeutic activity Taken together with the Phase 1/2 study, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic c Frequency Therapeutics, Inc. 44

Astellas Collaboration: Ex-US Development and Commercialization of FX- 322 • Development and commercialization collaboration for FX- 322, including lifecycle improvements • Astellas has ex-US rights; Frequency retains US rights to FX-322 • Payments of up to $625mm which included $80mm upfront - Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe • Strategic commitment to and Asia, respectively invest in ENT as a therapeutic area - $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe • Research focus in and Asia, respectively regenerative medicine • Development & commercialization: • Global footprint in major Astellas responsible for execution and costs of ex-US markets and distributorship clinical development and commercialization model in Africa/ME and LATAM c Frequency Therapeutics, Inc. 45Astellas Collaboration: Ex-US Development and Commercialization of FX- 322 • Development and commercialization collaboration for FX- 322, including lifecycle improvements • Astellas has ex-US rights; Frequency retains US rights to FX-322 • Payments of up to $625mm which included $80mm upfront - Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe • Strategic commitment to and Asia, respectively invest in ENT as a therapeutic area - $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe • Research focus in and Asia, respectively regenerative medicine • Development & commercialization: • Global footprint in major Astellas responsible for execution and costs of ex-US markets and distributorship clinical development and commercialization model in Africa/ME and LATAM c Frequency Therapeutics, Inc. 45

LEADERSHIP c Frequency Therapeutics, Inc. 46LEADERSHIP c Frequency Therapeutics, Inc. 46

FREQUENCY THERAPEUTICS

Proven Leadership Team

David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder/CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.

Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA/CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.

Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.

Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.

William Chin, M.D.
EVP, Clinical & Translational Science

SVP, Discovery Research and Clinical Investigation at Eli Lilly, EVP at PhRMA, Executive Dean for Research at Harvard Medical School.

Will McLean, Ph.D.
VP, Biology & Regen. Med, Co-Founder

15 years experience in inner ear biology. Discovered specific stem cells that make hair cells and neurons. Harvard-MIT Health Sciences and Technology Program.

Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals

Peter Pfreundschuh
Chief Financial Officer

CFO of numerous public life sciences companies including UroGen and Sucampo, as well as business development and finance leadership positions at Astra Zeneca and J&J.

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FREQUENCY THERAPEUTICS

Hearing Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.

© Frequency Therapeutics, Inc. 48

FREQUENCY THERAPEUTICS

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at
Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Robin Franklin, Ph.D.

Professor of Stem Cell Medicine, Wellcome Trust-MRC Cambridge Stem Cell Institute



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute,
UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine, Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of
Stem Cell and Regenerative Biology,
Harvard University

© Frequency Therapeutics, Inc.

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REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview February 2021REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview February 2021